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                                                                    EXHIBIT 99.5

                                    GUARANTY

This Guaranty (the "Guaranty"), dated as of February 18, 2005, is executed by Netfran Development Corp. under name change to Ariel Way Inc., a Florida corporation ("Guarantor"), in favor of Loral Skynet Network Services, Inc., a Delaware corporation, CyberStar, L.P., a Delaware limited partnership,
CyberStar, LLC, a Delaware limited liability company, and Loral Skynet, a division of Loral SpaceCom Corporation, a Delaware corporation (collectively, the "Loral Entities").

WHEREAS, dbsXmedia, Inc. ("dbsXmedia"), on the one hand, and Loral Skynet Network Services, Inc., CyberStar, L.P. and CyberStar, LLC have on February 18, 2005 entered into that certain Asset Purchase Agreement (as amended, supplemented or otherwise modified from time to time, the "Asset Purchase Agreement");

WHEREAS, dbsXmedia and Loral Skynet, a division of Loral SpaceCom Corporation will, upon closing of the transactions contemplated by the Asset Purchase Agreement (the "Asset Purchase Closing"), enter into that certain Transmission Service Agreement (the "Transmission Service Agreement" and together with the Asset Purchase Agreement, the "Agreements");

WHEREAS, as an inducement for the Loral Entities to enter into the Agreements, Guarantor has agreed to guaranty the due and punctual performance by dbsXmedia of its obligations under the Agreements;

WHEREAS, Guarantor wishes to guaranty the due and punctual performance of dbsXmedia's obligations to the Loral Entities under the Agreements as provided herein, and the Guarantor, as the owner, direct or indirect, of a majority of the outstanding shares of capital stock of dbsXmedia, will derive substantial benefit from the transactions contemplated under the Agreements.

NOW, THEREFORE, Guarantor agrees with the Loral Entities as follows:

Section 1. Definitions.

      "Obligations" means, collectively, all covenants, agreements, payments, terms and conditions to be performed by dbsXmedia (or by its successors and assigns) under the Agreements.

      "Tangible Net Worth" of any person means the total amount of assets (less applicable reserves and any other properly deductible items) which under GAAP would be included on a balance sheet of such person after deducting therefrom all goodwill (but not any other intangible assets) which under GAAP would be included on such balance sheet over the total amount of liabilities of such person which under GAAP would be included on such balance sheet.


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Section 2. Guaranty of Performance of Obligations.

Guarantor hereby irrevocably and unconditionally guarantees to the Loral Entities the full and punctual performance by dbsXmedia of the Obligations; provided, however, that, with respect to defaults on Obligations of dbsXmedia occurring during the period ending on the first anniversary of the Asset Purchase Closing, the maximum amount for which Guarantor shall be liable shall be $3,000,000 and, with respect to defaults on Obligations of dbsXmedia occurring during the period commencing on the first anniversary of the Asset Purchase Closing and ending on the second anniversary of the Asset Purchase Closing, the maximum amount for which Guarantor shall be liable shall be reduced to $1,500,000 and Guarantor will have no liability hereunder for defaults of dbsXmedia occurring after the second anniversary of the Asset Purchase Closing.

This Guaranty is an absolute, unconditional and continuing guaranty of the full and punctual performance of all of the Obligations, and shall continue in effect notwithstanding any change, restructuring or termination of the corporate structure or existence of dbsXmedia. Should dbsXmedia default in the performance of any of the Obligations, any of the Loral Entities may cause the immediate performance by Guarantor of the Obligations. Performance by the Guarantor hereunder shall not be conditioned upon any requirement that the Loral Entities first take any action against dbsXmedia or any other person with respect to the Obligations and shall be notwithstanding the existence of any claim, setoff or other rights which the Guarantor may have at any time against dbsXmedia in connection herewith or any unrelated transaction.

In the event that performance of any of the Obligations is stayed upon the insolvency, receivership, bankruptcy or reorganization of dbsXmedia, or for any other reason, all such Obligations shall be immediately performed by Guarantor.

Section 3. Waivers by Guarantor; Loral Entities' Freedom to Act.

The Guarantor waives (a) notice of (i) acceptance of this Guaranty; (ii) any action taken or omitted by the Loral Entities in reliance on this Guaranty,
(iii) any matter related to the performance of the Agreements or (iv) any other circumstance or event relating to the Obligations; and (b) any requirement that the Loral Entities be diligent or prompt in making demands under this Guaranty, or give notice of any default or omission by dbsXmedia or assert any other rights of the Loral Entities under this Guaranty.

The Loral Entities shall be at liberty, without giving notice to or obtaining the assent of the Guarantor and without relieving the Guarantor of any liability under this Guaranty, to deal with dbsXmedia and with each other party who now is or after the date hereof becomes liable in any manner for any of the Obligations, in such manner as in its sole discretion deems fit, and to this end Guarantor agrees that the validity and enforceability of this Guaranty shall not be impaired or affected by any of the following: (a) any extension, modification or renewal of, or indulgence with respect to, or substitutions for, the Obligations or any part thereof or any agreement relating thereto at any time;
(b) any failure or omission to enforce any right, power or remedy with respect to the Obligations or any part thereof or any agreement relating thereto, or any collateral securing the Obligations or any part thereof; (c) any waiver of any right, power or remedy or of default with respect to the Obligations or any part thereof or any agreement relating thereto; or (d) any release, surrender, compromise, settlement, waiver, subordination or modification, with or without consideration, of any other obligation of any person or entity with respect to the Obligations or any part thereof; (e) any assignment or transfer of the Obligations or any part thereof; or (f) any failure on the part of dbsXmedia to perform or comply with any term of the Agreements or any other document executed in connection therewith or delivered thereunder, all whether or not the Guarantor shall have had notice or knowledge of any act or omission referred to in the foregoing clauses (a) through (f) of this Section.


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Section 4. Unenforceability of Obligations Against dbsXmedia.

Notwithstanding any change of ownership of dbsXmedia, this Guaranty shall nevertheless be binding on the Guarantor. This Guaranty shall be in addition to any other guaranty or other security of the Obligations, and it shall not be rendered unenforceable by the invalidity of any such other guaranty or security.

Section 5. Representations and Warranties.

The Guarantor represents and warrants to each of the following Sections 5.1 through 5.4:

      Section 5.1. Existence and Standing. The Guarantor is a Florida corporation duly formed, validly existing and in good standing under the laws of its jurisdiction of formation and has all requisite corporate authority to conduct its business in each jurisdiction in which its business is conducted except where the failure to be in such good standing shall not result in a material adverse effect on Guarantor's ability to perform its obligations hereunder.

      Section 5.2. Authorization; Validity. The Guarantor has the corporate power and authority to execute and deliver this Guaranty, perform its obligations hereunder and consummate the transactions herein contemplated. On the date hereof, the execution and delivery by the Guarantor of this Guaranty, the performance of its obligations and consummation of the transactions contemplated hereunder will have been duly authorized by proper corporate proceedings, and this Guaranty will as of the date hereof constitute the legal, valid and binding obligation of Guarantor enforceable against Guarantor in accordance with its terms, except as enforceability may be limited by bankruptcy, receivership, insolvency or similar laws affecting the enforcement of creditors' rights generally and by general equity principles (whether considered as a proceeding at law or in equity).

      Section 5.3. No Conflict. As of the date hereof, neither the execution and delivery by the Guarantor of this Guaranty, nor the consummation of the transactions herein contemplated, nor compliance with the provisions hereof will contravene or conflict with any law, rule, regulation, order, writ, judgment, injunction, decree or award binding on the Guarantor, Guarantor's by-laws or other formation documents or the provisions of any indenture, or material instrument or agreement to which Guarantor is a party or is subject, or by which it, or its property, is bound, or result in the creation or imposition of any lien in, of or on the property of the Guarantor or any of its subsidiaries pursuant to the terms of any such indenture, instrument or agreement.

      Section 5.4. Performance of Agreements. Guarantor has adequate and sufficient means of informing itself and obtaining information relating to the performance by dbsXmedia of the Agreements.


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Section 6. Covenants.

Guarantor hereby covenants and agrees with the Loral Entities, that until all of the Obligations shall have fully satisfied:

            (a)   Financial Statements.

                  (i) As soon as available and in any event within 90 days after the close of each fiscal year of Guarantor (or such earlier date as then required by the applicable rules and regulations of the Securities and Exchange Commission), Guarantor will furnish, or cause to be furnished, to the Loral Entities financial statements (including a balance sheet, statement of operations and statement of cash flow), all such financial information to be in reasonable form and detail, reasonably acceptable to the Loral Entities and audited by independent certified public accountants of recognized national standing reasonably acceptable to the Loral Entities and whose opinion shall be to the effect that such financial statements have been prepared in accordance with GAAP (except for changes with which such accountants concur) and shall not be limited as to the scope of the audit or qualified as to the status of such Guarantor as a going concern.

                  (ii) As soon as  available  and in any  event  within  45 days after the close of each fiscal quarter of Guarantor (or such earlier date as then required by the applicable rules and regulations of the Securities and Exchange Commission) (other than the fourth fiscal quarter, in which case 90 days after the end thereof (or such earlier date as then required by the applicable rules and regulations of the Securities and Exchange Commission)), such Guarantor will furnish, or cause to be furnished, to the Loral Entities financial statements (including a balance sheet, statement of operations and statement of cash flow), all such financial information to be in reasonable form and detail and reasonably acceptable to the Loral Entities and (B) a certificate of an officer of the Guarantor (1) to the effect that such quarterly financial statements fairly present in all material respects the financial condition of Guarantor and have been prepared in accordance with GAAP, subject to changes resulting from audit and normal year-end audit adjustments and (2) demonstrating compliance with the financial covenants contained in this Section 6 by calculation thereof as of the end of each such fiscal period.

            (b)   Financial Covenants.

                  (i) Tangible Net Worth.  Guarantor shall at all times maintain a Net Worth equal to $2,000,000.

                  (ii) Sufficient Liquidity. Guarantor shall at all times maintain sufficient liquidity to enable it to make any payments required under this Guaranty.

Section 7. Events of Default.

An Event of Default shall exist upon the occurrence of any of the following specified events (each an "Event of Default"):


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            (a)  Effectiveness  of  Agreement.  This  Agreement or any provision hereof shall cease to be in full force and effect with respect to Guarantor or Guarantor shall deny or disaffirm its obligations under this Guaranty; or

            (b) Payment. Guarantor shall default in the payment when due of any amounts payable by it pursuant to this Guaranty; or

            (c) Representations. Any representation, warranty or statement made or deemed to be made by Guarantor herein or in any statement or certificate delivered or required to be delivered pursuant hereto or thereto shall prove untrue in any material respect on the date as of which it was deemed to have been made; or

            (d) Covenants. Guarantor shall default in the due performance or observance of any term, covenant or agreement contained in Section 6 of this Guaranty; or

            (e) Bankruptcy, etc. Guarantor shall admit in writing its inability to pay its debts as they mature, or make an assignment for the benefit of creditors, or apply for or consent to the appointment of any receiver, trustee, or similar officer for it or for all or any substantial part of its property; or such receiver, trustee or similar officer shall be appointed without the application or consent of Guarantor, or Guarantor shall institute (by petition, application, answer, consent or otherwise) any bankruptcy, insolvency, reorganization, arrangement, readjustment of debt, dissolution, liquidation or similar proceeding relating to it under the laws of any jurisdiction; or any such proceeding shall be instituted (by petition, application or otherwise) against Guarantor; or

            (f) Judgments. One or more judgments or decrees shall be entered against Guarantor involving a liability of $1,000,000 or more in the aggregate (to the extent not paid or fully covered by insurance provided by a carrier who has acknowledged coverage and has the ability to perform) and any such judgments or decrees shall not have been vacated, discharged or stayed or bonded pending appeal within 30 days from the entry thereof; or

            (g) Event of Default under Agreements. The occurrence of an "Event of Default" under any of the Agreements.

Section 8. Remedies.

Upon the occurrence and during the continuance of an Event of Default, the Loral Entities may, by written notice to the Guarantor, enforce any and all rights, remedies and interests created and existing under this Agreement.

Section 9. Subrogation.

The Guarantor shall not enforce or otherwise exercise any right of subrogation to any of the rights of the Loral Entities against dbsXmedia, until the Obligations have been indefeasibly satisfied. Notwithstanding anything to the contrary contained herein, until the Obligations have been indefeasibly satisfied, the Guarantor hereby waives all rights of subrogation (whether contractual, under Section 509 of title 11 of the United States Code (the "Bankruptcy Code"), at law or in equity or otherwise) to the claims of the Loral Entities against dbsXmedia and all contractual, statutory or legal or equitable rights of contribution, reimbursement, indemnification and similar rights and "claims" (as that term is defined in the Bankruptcy Code) which Guarantor might now have or hereafter acquire against dbsXmedia as a result of Guarantor's performance of the Obligations. Until the Obligations have been indefeasibly satisfied, the Guarantor will not claim any setoff, recoupment or counterclaim against dbsXmedia in respect of any liability of the Guarantor to dbsXmedia resulting from Guarantor's performance of the Obligations.


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Section 10. Termination of Guaranty.

Guarantor's obligations hereunder are irrevocable and shall continue in full force and effect until all Obligations are finally and indefeasibly satisfied in full; provided, however, that this Guaranty shall continue to be effective or shall be reinstated, as the case may be, if at any time payment or other satisfaction of any of the Obligations is rescinded or must otherwise be restored or returned upon the bankruptcy, insolvency, or reorganization of dbsXmedia, or otherwise, as though such payment had not been made or other satisfaction occurred, whether or not any of the Loral Entities is in possession of this Guaranty. No invalidity, irregularity or unenforceability by reason of the Bankruptcy Code or any insolvency or other similar law, purporting to reduce, amend or otherwise affect the Obligations shall impair, affect, be a defense to or claim against the obligations of the Guarantor under this Guaranty.

Section 11. Effect of Bankruptcy.

This Guaranty shall survive any future insolvency of dbsXmedia and the commencement of any future case or proceeding by or against dbsXmedia under the federal Bankruptcy Code or other applicable bankruptcy, receivership, insolvency or reorganization statutes under foreign, federal, state or other laws. No automatic stay under the federal Bankruptcy Code or other foreign, federal, state or other applicable bankruptcy insolvency or reorganization statues to which dbsXmedia is subject shall postpone the obligations of the Guarantor under this Guaranty.

Section 12. Successors and Assigns.

This Guaranty shall be binding upon Guarantor, its successors and assigns, and shall inure to the benefit of and be enforceable by each of the Loral Entities and its successors, transferees and assigns. The Guarantor may not assign or transfer any of its obligations hereunder except in connection with an assignment or transfer of its interests in dbsXmedia and then only with the prior written consent of the Loral Entities which consent will not be unreasonably withheld if the successor to Guarantor's interest in dbsXmedia is at least as creditworthy as the Guarantor.

Section 13. Amendments and Waivers.

No amendment or waiver of any provision of this Guaranty nor consent to any departure by Guarantor therefrom shall be effective unless the same shall be in writing and signed by the Loral Entities and Guarantor. No failure on the part of the Loral Entities to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right.


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Section 14. Notices.

All notices and other communications called for hereunder shall be made in writing and, unless otherwise specifically provided herein, shall be deemed to have been duly made or given when delivered by hand or mailed first class, postage prepaid, or, in the case of telegraphic, telecopied or telexed notice, when transmitted, answer back received, addressed as follows: if to Guarantor, at the address set forth beneath its signature hereto, and if to any of the Loral Entities, at its address specified in the Agreements, or at such other address as either party may designate in writing to the other.

SECTION 15. GOVERNING LAW.

THIS GUARANTY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (WITHOUT GIVING EFFECT TO ANY CONFLICT OF LAWS PRINCIPLES THEREOF TO THE CONTRARY).

SECTION 16. CONSENT TO JURISDICTION.

GUARANTOR HEREBY IRREVOCABLY SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF ANY UNITED STATES FEDERAL OR NEW YORK STATE COURT SITTING IN NEW YORK IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS GUARANTY, THE AGREEMENTS, OTHER DOCUMENTS EXECUTED IN CONNECTION THEREWITH OR DELIVERED THEREUNDER AND GUARANTOR HEREBY IRREVOCABLY AGREES THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN ANY SUCH COURT AND IRREVOCABLY WAIVES ANY OBJECTION IT MAY NOW OR HEREAFTER HAVE AS TO THE VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN SUCH A COURT OR THAT SUCH COURT IS AN INCONVENIENT FORUM. NOTHING HEREIN SHALL LIMIT THE RIGHT OF THE LORAL ENTITIES TO BRING PROCEEDINGS AGAINST GUARANTOR IN THE COURTS OF ANY OTHER JURISDICTION; PROVIDED, HOWEVER, THAT THE GUARANTOR HEREBY AGREES THAT THE BANKRUPTCY COURT FOR THE SOUTHERN DISTRICT OF NEW YORK PRESIDING OVER THE LORAL ENTITIES' CHAPTER 11 CASES SHALL BE THE EXCLUSIVE FORUM FOR ENFORCEMENT OF THE GUARANTY UNTIL THE CLOSING OF THE LORAL ENTITIES' CHAPTER 11 CASES, AND TO ADJUDICATE, IF NECESSARY, ANY AND ALL DISPUTES WITH RESPECT THERETO.

Section 17. Miscellaneous.

This Guaranty constitutes the entire agreement of the Guarantor with respect to the matters set forth herein. The rights and remedies herein provided are cumulative and not exclusive of any remedies provided by law or any other agreement, and this Guaranty shall be in addition to any other guaranty of or collateral security for any of the Obligations. The provisions of this Guaranty are severable, and in any action or proceeding involving any state corporate law, or any state, federal or foreign bankruptcy, receivership, insolvency, reorganization or other law affecting the rights of creditors generally, if the obligations of Guarantor hereunder would otherwise be held or determined to be avoidable, invalid or unenforceable on account of the amount of Guarantor's liability under this Guaranty, then, notwithstanding any other provision of this Guaranty to the contrary, the amount of such liability shall, without any further action by Guarantor, or the Loral Entities, be automatically limited and reduced to the highest amount that is valid and enforceable as determined in such action or proceeding. The invalidity or unenforceability of any one or more sections of this Guaranty shall not affect the validity or enforceability of its remaining provisions. Captions are for the ease of reference only and shall not affect the meaning of the relevant provisions. The meanings of all defined terms used in this Guaranty shall be equally applicable to the singular and plural forms of the terms defined.


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Section 18. Expenses.

The Guarantor shall pay to the Loral Entities any and all costs and expenses (including attorney's fees and expenses) that any of the Loral Entities may incur in connection with the enforcement of this Guaranty. All amounts payable under this Section 15 shall be payable on demand.

SECTION 19. JURY WAIVER.

GUARANTOR ACKNOWLEDGES THAT THE RIGHT TO TRIAL BY JURY IS A CONSTITUTIONAL ONE, BUT THAT IT MAY BE WAIVED. GUARANTOR HEREBY KNOWINGLY, VOLUNTARILY, AND WITHOUT COERCION, WAIVES ALL RIGHTS TO A TRIAL BY JURY FOR ALL DISPUTES INVOLVING OR RELATING TO THIS AGREEMENT.

IN WITNESS WHEREOF, Guarantor has caused this Guaranty to be executed and delivered as of the date first above written.

                                       NETFRAN DEVELOPMENT CORP.
                                       (UNDER NAME CHANGE TO ARIEL WAY INC.)


                                       By:
                                          --------------------------------------
                                          Name:      Arne Dunhem
                                          Title:     President
                                          Address:   8000 Towers Crescent Drive,
                                                     Suite 1220
                                          Attention: The President
                                          Telephone: 703-918-2430
                                          Fax:       703-991-0841


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